INTERCREDITOR AGREEMENT


     THIS INTERCREDITOR AGREEMENT ("Intercreditor Agreement") dated as of August 30, 2006 is by and among New Stream Commercial Finance, LLC, a Delaware limited liability company ("Revolving Loan Lender", as hereinafter further defined) and Gottbetter Capital Finance, LLC, a Delaware limited liability company, in its capacity as agent pursuant to the Noteholder Documents (as hereinafter defined) for the Noteholders (as hereinafter defined) (in such capacity, together with its successors and assigns, in such capacity, the "Noteholder Agent").
                                                           -----------------

                              W I T N E S S E T H:

     WHEREAS, Parent, Borrower, certain other subsidiaries of Parent and the Noteholder Agent are entering into the Security Agreement, dated as of August 30, 2006, (as such Security Agreement may be amended, modified, supplemented, extended, renewed, restated or refinanced, the "Noteholder Collateral
                                                      ----------------------
Agreement")  securing  Parent's  Senior  Secured Convertible Notes due 2008 (the
----------
"Notes"),  pursuant  to  which  Parent  and  Borrower are granting a lien on the
------
Collateral (as hereinafter defined) to Noteholder Agent for the benefit of the Noteholders; and

     WHEREAS, Revolving Loan Lender has entered or is about to enter into financing arrangements with Borrower and Parent pursuant to which Revolving Loan Lender may, upon certain terms and conditions, make loans and provide other financial accommodations to Borrower secured by certain of the assets and properties of Obligors; and

     WHEREAS, Revolving Loan Lender and Noteholder Agent and the Noteholders desire to enter into this Intercreditor Agreement to (i) confirm the relative priority of the security interests of Revolving Loan Lender and the Noteholder Agent in the assets and properties of Obligors, (ii) provide certain access rights and use of the Noteholder Priority Collateral (as defined below) and
(iii) provide for the orderly sharing among them, in accordance with such priorities, of proceeds of such assets and properties upon any foreclosure thereon or other disposition thereof.

     NOW THEREFORE, in consideration of the mutual benefits accruing to Revolving Loan Lender, Noteholder Agent and Noteholders hereunder and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1.   DEFINITIONS

     As used above and in this Intercreditor Agreement, the following terms shall have the meanings ascribed to them below:

          1.1 "Agreements" shall mean, collectively, the Revolving Loan Agreements and the Noteholder Documents.

          1.2 "Borrower" shall mean Crochet & Borel Services, Inc. and its successors and assigns, including, without limitation, any receiver, trustee or debtor-in-possession on behalf of such person or on behalf of any successor or assign.

          1.3 "Collateral" shall mean, collectively, the Revolving Loan Priority Collateral and the Noteholder Priority Collateral.

          1.4 "Event of Default" means each "Event of Default" or similar term, as such term is defined in any Revolving Loan Agreement or any Noteholder Document, so long as any such Agreement is in effect.

          1.5 "Insolvency Proceeding" shall mean, as to any Obligor, any of the following, occurring after the date hereof: (a) any case or proceeding with respect to such Obligor under the U.S. Bankruptcy Code, any other federal, state or provincial bankruptcy, insolvency, reorganization or other law affecting creditors' rights generally or any other or similar proceedings of any other jurisdiction or otherwise seeking any stay, reorganization, arrangement, liquidation, dissolution, composition or readjustment of the obligations and indebtedness of such Obligor or (b) any proceeding seeking the appointment of any receiver, administrative receiver, receiver and manager, examiner, judicial custodian, trustee, liquidator, official manager, administrator or similar official for any Obligor or any material part of its properties or (c) any proceedings for liquidation, dissolution or other winding up of the business of such Obligor or (d) the sale of all or substantially all of the assets or capital stock of such Obligor or (e) any assignment for the benefit of creditors or any marshaling of assets of such Obligor.

          1.6 "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security, including without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

          1.7 "Lien Enforcement Action" means (a) any action by any Secured Creditor to foreclose on the Lien of such Person in any portion of the applicable Collateral, (b) any action by any Secured Creditor to take possession of, sell or otherwise realize (judicially or non-judicially) upon all or any portion of the applicable Collateral (including, without limitation, by setoff or notification of account debtors), and/or (c) the commencement by any Secured Creditor of any legal proceedings against or with respect to any portion of the applicable Collateral to facilitate the actions described in (a) or (b) above.

          1.8 "Noteholder Agent" shall include, in addition to the Noteholder Agent referred to in the recitals hereto, the then acting collateral agent under the Noteholder Collateral Agreement and any successor thereto exercising substantially the same rights and powers, or if there is no acting collateral agent under the Noteholder Collateral Agreement, the Noteholders holding a majority in principal amount of Noteholder Debt then outstanding.


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
          1.9 "Noteholder Collateral Agreement" shall mean the Security Agreement dated as of August , 2006, among Obligors, certain other subsidiaries
                            --
of  Parent,  and  the  Noteholder  Agent.

          1.10 "Noteholder Collateral Documents" shall mean the Noteholder Collateral Agreement, and any other document or instrument executed and delivered at any time pursuant to any Noteholder Document or otherwise, pursuant to which a Lien is granted by an Obligor to secure any Noteholder Debt or under which rights or remedies with respect to any such Lien are governed, as the same may be amended, modified, supplemented, extended, renewed, or restated from time to time.

          1.11 "Noteholder Debt" shall mean any and all obligations, liabilities and indebtedness of every kind, nature and description owing by any Obligor to the Noteholder Agent or any of the Noteholders arising under the Noteholder Documents, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, including principal, interest, charges, fees, premiums, costs, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Noteholder Documents or after the commencement of any Insolvency Proceeding with respect to any Obligor (and including, without limitation, the payment of interest which would accrue and become due but for the commencement of such Insolvency Proceeding, whether or not such interest is allowed or allowable in whole or in part in any such Insolvency Proceeding).

          1.12 "Noteholder Documents" shall mean the Notes, the Note Purchase Agreement, the Noteholder Collateral Documents, the other Transaction Documents (as defined in the Note Purchase Agreement and any other document or instrument executed and delivered at any time pursuant to any Noteholder Document or otherwise, with respect to any Noteholder Debt, as the same may be amended, modified, supplemented, extended, renewed, or restated from time to time.

          1.13 "Noteholder Priority Collateral" shall mean all assets of Parent (other than the Pledged Stock) and any other subsidiary of the Parent (other than the Borrower) and all now owned and hereafter acquired equipment, fixtures and real property of Borrower.

          1.14 "Note Purchase Agreement" shall mean that certain Securities Purchase Agreement, dated August 30, 2006, among the Parent, Borrower, Noteholder Agent and certain other buyers specified therein.

          1.15    "Noteholders" shall mean the Persons holding Noteholder Debt.

          1.16 "Notes" shall have the meaning set forth in the recitals hereto.

          1.17 "Obligors" shall mean, collectively, Borrower and Parent; sometimes being referred to herein individually as an "Obligor".

          1.18 "Parent" shall mean Charys Holding Company, Inc. and its of successors and assigns, including, without limitation, a receiver, trustee or debtor-in-possession on behalf of such person or on behalf of any such successor or assign.

          1.19 "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including, without imitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability corporation, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture, or other entity or any government or any agency or instrumentality or political subdivision thereof.

          1.20 "Pledged Stock" shall mean all of the issued and outstanding capital stock of the Borrower.

          1.21 "Purchase Option Trigger" shall mean the occurrence of any of the following: (a) an Event of Default has occurred and is continuing under the Revolving Loan Agreements and the revolving loan and other loan commitments under the Revolving Loan Agreements have been terminated; (b) the maturity of the Revolving Loan Debt has been accelerated pursuant to a written notice delivered by Revolving Loan Lender to Obligors based on an Event of Default under the Revolving Loan Agreements; or (c) Revolving Loan Lender shall have commenced, or shall have notified Noteholder Agent in writing that it intends to commence, a Lien Enforcement Action with respect to any Revolving Loan Priority Collateral, or shall have commenced, or shall have notified Noteholder Agent that it intends to commence, the exercise of any of its rights and remedies with respect to Borrower and/or any other Obligors to collect the Revolving Loan Debt, all in accordance with the Revolving Loan Agreements; or (d) from and after the date which is ninety-one (91) days from the date hereof, a payment Event of Default has occurred and is continuing under the Noteholder Documents.

          1.22 "Revolving Loan Agreement" shall mean the Loan and Security Agreement, dated of even date herewith, by and among Revolving Loan Lender and Borrower, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          1.23 "Revolving Loan Agreements" shall mean, collectively, the Revolving Loan Agreement, the Pledge Agreement executed and delivered by Parent in favor of Revolving Loan Lender and all agreements, documents and instruments at any time executed and/or delivered by any Obligor or any other person with, to or in favor of Revolving Loan Lender in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          1.24 "Revolving Loan Debt" shall mean any and all obligations, liabilities and indebtedness of every kind, nature and description owing by any Obligor to Revolving Loan Lender, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, arising under the

Revolving Loan Agreements (including, without limitation the "Obligations" as such term is defined in the Revolving Loan Agreement as in effect on the date hereof), whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Revolving Loan Agreements or after the commencement of any Insolvency Proceeding (and including, without limitation, any principal, interest, fees, costs, expenses and other amounts, which would accrue and become due but for the commencement of such Insolvency Proceeding, whether or not such amounts are allowable in whole or in part in any such case or proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and whether arising directly or howsoever acquired by Revolving Loan Lender.

          1.25 "Revolving Loan Lender" shall mean New Stream Commercial Finance, LLC and its respective successors and assigns (including any other Secured Creditor or group of Secured Creditors that at any time succeeds to or refinances, replaces or substitutes for all or any portion of the Revolving Loan Debt at any time and from time to time).

          1.26 "Revolving Loan Priority Collateral" shall mean the Pledged Stock and all assets of the Borrower other than all now owned and hereafter acquired equipment, fixtures and real property of Borrower.

          1.27 "Revolving Loan Termination Date" shall mean the date that the Revolving Loan Lender have received payment in full in cash or other immediately available funds of all of the Revolving Loan Debt (other than contingent indemnity obligations not yet due and payable), Revolving Loan Lender shall have received either cash collateral or a letter of credit with respect to contingent obligations in accordance with the Revolving Loan Agreement, and the agreement of the Revolving Loan Lender to make any further loans or provide any further financial accommodations to Obligors shall have been terminated.

          1.28 "Secured Creditors" shall mean, collectively, (a) Revolving Loan Lender and (b) Noteholder Agent and Noteholders, and, in each case, their respective successors and assigns; sometimes being referred to herein individually as a "Secured Creditor".

     All terms defined in the Uniform Commercial Code as in effect in the State of New York, unless otherwise defined herein shall have the meanings set forth therein. All references to any term in the plural shall include the singular and all references to any term in the singular shall include the plural.

     2.   SECURITY INTERESTS; PRIORITIES; REMEDIES

          2.1     Acknowledgment  of  Liens.  Revolving  Loan  Lender  hereby
                  -------------------------
acknowledges that Noteholder Agent acting for and on behalf of itself and the Noteholders has been granted Liens upon all of the Collateral pursuant to the Noteholder Documents to secure the Noteholder Debt. Noteholder Agent and each Noteholder hereby acknowledges that Revolving Loan Lender has been granted Liens upon the Revolving Loan Priority Collateral pursuant to the Revolving Loan Agreements to secure the Revolving Loan Debt.

          2.2     Priority  of  Liens.  Notwithstanding  the  order  or  time of
                  -------------------
attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a security interest in favor of each Secured Creditor in any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Agreements, (a) the Liens upon the Revolving Loan Priority Collateral of

Revolving Loan Lender have and shall have priority over the Liens upon the Revolving Loan Priority Collateral of Noteholder Agent and the Noteholders, and such Liens of Noteholder Agent and the Noteholders in the Revolving Loan Priority Collateral are and shall be, in all respects, subject and subordinate to the Liens of Revolving Loan Lender in the Revolving Loan Priority Collateral, and (b) the Liens upon the Noteholder Priority Collateral of Noteholder Agent have and shall have priority over the Liens, if any, upon the Noteholder Priority Collateral of Revolving Loan Lender, and such Liens of Revolving Loan Lender in the Noteholder Priority Collateral are and shall be, in all respects, subject and subordinate to the Liens of Noteholder Agent in the Noteholder Priority Collateral. As more particularly set forth in Section 2.1 above, as of the date hereof, Revolving Loan Lender has not been granted Liens upon the Noteholder Priority Collateral.

          2.3     Priorities  Unaffected  by  Action  or  Inaction.  The  lien
                  ------------------------------------------------
priorities provided in Section 2.2 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement, replacement or refinancing of either the Revolving Loan Debt or the Noteholder Debt, nor by any action or inaction which any Secured Creditor may take or fail to take in respect of the Collateral.

          2.4     Rights  of  Third  Parties;  No  Contest of Lien. Each Secured
                  ------------------------------------------------
Creditor shall be solely responsible for perfecting and maintaining the perfection of its Lien in and to each item constituting the Collateral in which such Secured Creditor has been granted a Lien. The foregoing provisions of this Intercreditor Agreement are intended solely to govern the respective lien priorities as between the Secured Creditors and shall not impose on any Secured Creditor any obligations in respect of the disposition of proceeds of foreclosure on any Collateral which would conflict with prior perfected claims therein in favor of any other person or any order or decree of any court or other governmental authority or any applicable law. Each Secured Creditor agrees that it will not contest the validity, perfection, priority or enforceability of the Liens upon the Collateral of Revolving Loan Lender or Noteholder Agent, as the case may be, and that as between Revolving Loan Lender, on the one hand, and the Noteholder Agent and Noteholders, on the other, the terms of this Intercreditor Agreement shall govern even if part or all of the Revolving Loan Debt or the Noteholder Debt or the Liens securing payment and performance thereof are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise.

          2.5     Access  to  Books  and  Records. In the event that any Secured
                  -------------------------------
Creditor shall, in the exercise of its respective enforcement rights under its Agreements, receive possession or control of any books and records of any Obligor which contain information identifying or pertaining to any of the property of any Obligor in which the other party has been granted a Lien, it shall notify Noteholder Agent and Revolving Loan Lender that it has received such books and records and shall, as promptly as practicable thereafter, make available to Noteholder Agent or Revolving Loan Lender, as the case may be, such books and records for inspection and duplication.

          2.6     Right to Enforce Agreements; Standstill  by  Noteholder  Agent
                  --------------------------------------------------------------
and Noteholders.
---------------

          (a) Subject to the terms and conditions set forth in this Intercreditor Agreement, (i) Revolving Loan Lender shall have the exclusive right to manage, perform and enforce the terms of the Revolving Loan Agreements and take action with respect to the Revolving Loan Priority Collateral, to exercise and enforce all privileges and rights thereunder according to their discretion and the exercise of their business judgment, including, without limitation, the exclusive right to take or retake control or possession of such Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate such Collateral (ii) and Noteholder Agent and Noteholders shall have the exclusive right to manage, perform and enforce the terms of the Noteholder Documents and take action with respect to the Noteholder Priority Collateral, to exercise and enforce all privileges and rights thereunder according to their discretion and the exercise of their business judgment, including, without limitation, the exclusive right to take or retake control or possession of such Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate such Collateral. N

          (b) Until the Revolving Loan Termination Date, Noteholder Agent and Noteholders will not, directly or indirectly, take or commence any Lien Enforcement Action against any of the Collateral; except that

               (i) Noteholder Agent and Noteholders shall have the right to take action or institute proceedings with respect to the Noteholder Priority Collateral ninety (90) days (the "Noteholder Priority Collateral Waiting Period") after the receipt by Revolving Loan Lender of written notice from Noteholder Agent (the "Noteholder Agent Notice") setting forth the event of default which exists under the Noteholder Documents (the "Noteholder Subject Event of Default") provided that, as of the expiration of the Noteholder
Priority Collateral Waiting Period (such date being referred to as the "Noteholder Priority Collateral Enforcement Date") the Noteholder Subject Event of Default remains uncured and is continuing; and

               (ii) Noteholder Agent and Noteholders shall have the right to take action or institute proceedings with respect to the Revolving Loan Priority Collateral three hundred and sixty (360) days (the "Revolving Priority Collateral Waiting Period") after the receipt by Revolving Loan Lender of a Noteholder Agent Notice setting forth Noteholder Subject Event of Default provided that, (A) as of the expiration of the Revolving Priority Collateral Waiting Period (such date being referred to as the "Revolving Priority Collateral Enforcement Date") (1) the Noteholder Subject Event of Default remains uncured and is continuing and (2) throughout the Revolving Priority Collateral Waiting Period, Noteholder Agent and Noteholders have diligently been pursuing Lien Enforcement Actions against the Noteholder Priority Collateral and as of the Revolving Priority Collateral Enforcement Date, Noteholder Agent continues to diligently pursue the Lien Enforcement Actions against the Noteholder Priority Collateral; (B) so long as the Revolving Loan Debt remains outstanding, Noteholder Agent and Noteholders agree that any proceeds which it receives from the Revolving Loan Priority Collateral shall be held by Noteholder Agent and Noteholders in trust for Revolving Loan Lender, and shall be promptly remitted to Revolving Loan Lender for application to the Revolving Loan Debt, and (C) in the event that Revolving Loan Lender institutes any action or proceedings with respect to the Revolving Loan Priority Collateral after the commencement by Noteholder Agent and Noteholders of any action or proceeding against the Revolving Loan Priority Collateral, Noteholder Agent and Noteholders shall desist from such enforcement efforts against the Revolving Loan Priority Collateral immediately upon the commencement of foreclosure or other enforcement efforts by Revolving Loan Lender against the Revolving Loan Priority Collateral.

          2.7     Sale  and  Release  of  Collateral.  Only the Secured Creditor
                  ----------------------------------
with the senior Lien in the Collateral shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of such Collateral. The Secured Creditor with the junior Lien on any Collateral shall: (a) be deemed to have automatically and without further action released and terminated any Liens it may have on such Collateral to the extent such Collateral is sold or otherwise disposed of either by the Secured Creditor with the senior Lien on such Collateral, any agent of such Secured Creditor, or any Obligor with the consent of such Secured Creditor, (b) be deemed to have authorized the Secured Creditor with the senior Lien on such Collateral to file UCC amendments and terminations covering the Collateral so sold or otherwise disposed of as to UCC financing statements between any Obligor and the Secured Creditor with the junior Lien thereon or any other Secured Creditor to evidence such release and termination, (c) promptly upon the request of the Secured Creditor with the senior Lien thereon execute and deliver such other release documents and confirmations of the authorization to file UCC amendments and terminations provided for herein, in each case as the Secured Creditor with the senior Lien thereon may require in connection with such sale or other disposition by such Secured Creditor, such Secured Creditor's agents or any Obligor with the consent of such Secured Creditor to evidence and effectuate such termination and release, provided, that, any such release or UCC amendment or termination by or on behalf of the Secured Creditor with the junior Lien thereon shall not extend to or otherwise affect any of the rights, if any, of such Secured Creditor with the junior Lien to the proceeds from any such sale or other disposition of Collateral upon the payment and satisfaction in full of the Revolving Loan Debt or the Noteholder Debt, as the case may be, whichever is secured by the senior Lien on such Collateral and (d) be deemed to have consented under the Agreements of the Secured Creditor with the junior Lien thereon and the Secured Creditors for whom such Secured Creditor is acting to such sale or other disposition, provided, that, in any sale or other disposition of any of the Collateral by either Secured Creditor under the Uniform Commercial Code or other applicable law, such Secured Creditor shall conduct such sale or other disposition in a commercially reasonable manner.

          2.8     Limitation  on  Remedies.  Except  as set forth in Section 2.6
                  ------------------------
hereof, the Secured Creditor with a junior Lien on any Collateral will not, directly or indirectly,(a) exercise any of its or their rights or remedies upon a default or event of default by any Obligor under its Agreements against such Collateral, or (b) seek to foreclose or realize upon (judicially or non-judicially) its junior Lien on such Collateral or assert any claims or interest therein (including, without limitation, by setoff or notification of account debtors).

          2.9     Rights  of Access and Use.  In the event that Noteholder Agent
                  -------------------------
or any Noteholder shall acquire control or possession of any of the Noteholder Priority Collateral or shall, through the exercise of remedies under the Noteholder Documents or otherwise, sell any of the Noteholder Priority Collateral to any third party (a "Third Party Purchaser"), Noteholder Agent and Noteholders shall permit Revolving Loan Lender (or require as a condition of such sale to the Third Party Purchaser that the Third Party Purchaser agree to permit Revolving Loan Lender), at its option and in accordance with applicable law: (a) to enter any or all of the Noteholder Priority Collateral under such control or possession (or sold to a Third Party Purchaser) consisting of real property during normal business hours in order to inspect, remove or take any action with respect to the Revolving Loan Priority Collateral or to enforce Revolving Loan Lender's rights with respect thereto, including, but not limited to, the examination and removal of Revolving Loan Priority Collateral and the examination and duplication of the books and records of any Obligor related to the Revolving Loan Priority Collateral or to otherwise handle, deliver, ship, transport, deal with or dispose of any Revolving Loan Priority Collateral, such right to include, without limiting the generality of the foregoing, the right to conduct one or more public or private sales or auctions thereon; and (b) use any of the Noteholder Priority Collateral under such control or possession (or sold to a Third Party Purchaser) consisting of equipment (including computers or other data processing equipment related to the storage or processing of records, documents or files pertaining to the Revolving Loan Priority Collateral) to handle, deal with or dispose of any Revolving Loan Priority Collateral pursuant to the rights of Revolving Loan Lender as set forth in the Revolving Loan Agreements, the Uniform Commercial Code of any applicable jurisdiction and other applicable law. The rights of Revolving Loan Lender set forth in this Section 2.9 shall be irrevocable and shall continue at Revolving Loan Lender's option for a period of ninety days (90) days from the date that Noteholder Agent notifies Revolving Loan Lender that Noteholder Agent or
Noteholders have acquired possession or control of any of the Noteholder Priority Collateral. Noteholder Agent and Noteholders shall not have any responsibility or liability for the acts or omissions of Revolving Loan Lender, and Revolving Loan Lender shall not have any responsibility or liability for the acts or omissions of Noteholder Agent or any Noteholder, in each case arising in connection with such other Secured Creditor's use and/or occupancy of any of the Noteholder Priority Collateral.

          2.10    Right  to  Cure.  Revolving Loan Lender shall have the right,
                  ---------------
but not any obligation, to cure any event of default, or act, condition or event which with notice or passage of time or both would constitute an event of default, under the Noteholder Documents for the account of Obligors at any time within ten (10) days after the receipt by Revolving Loan Lender of written notice thereof or such longer period as Noteholder Agent may agree. In no event shall Revolving Loan Lender, by virtue of the payment of amounts or performance of any obligation required to be paid or performed by any Obligor be deemed to have assumed any obligation of any Obligor to Noteholder Agent, Noteholders or any other person and in no event shall the Noteholder Agent or any Noteholder be required to delay in the exercise of any rights or remedies as a result of any event of default (or act, condition or event which with notice or passage of time or both would constitute an event of default) under the Noteholder Documents to allow for such right of Revolving Loan Lender to cure such event of default.

          2.11    Certain  Revolving  Loans.  If  Revolving  Loan Lender should
                  -------------------------
honor a request by any Obligor for a loan, advance or other financial accommodation under the Revolving Loan Agreements, whether or not Revolving Loan Lender has knowledge that the honoring of such request would result in an event of default, or act, condition or event which with notice or passage of time or both would constitute an event of default, under the Noteholder Documents, in no event shall Revolving Loan Lender have any liability whatsoever to Noteholder Agent or any Noteholder as a result of such breach, and without limiting the generality of the foregoing, Noteholder Agent and Noteholders agree that Revolving Loan Lender shall not have any liability for tortious interference with contractual relations or for inducement by Revolving Loan Lender of any Obligor to breach of contract or otherwise. Nothing contained in this Section
2.11 shall limit or waive any right that Noteholder Agent has to enforce any of the provisions of the Noteholder Documents against any Obligor, subject to such limitations, waivers or restrictions that are otherwise imposed on the Noteholder Agent or Noteholders as provided for herein.

     3.   MISCELLANEOUS

          3.1     Additional  Representations.
                  ---------------------------

          (a) Noteholder Agent and each Noteholder represents and warrants severally for itself and not jointly to Revolving Loan Lender that:

               (i) the execution, delivery and performance of this Intercreditor Agreement by Noteholder Agent is within its powers in its capacity as agent for the Noteholders, has been duly authorized by the Noteholders, and does not contravene any law, any provision of any of the Noteholder Documents or any agreement to which Noteholder Agent or any Noteholder is a party or by which it is bound;

               (ii) the Noteholder Agent and the Noteholders have not been granted and do not have any Liens upon the assets and properties of any Obligor pursuant to the Noteholder Documents, except to the extent of the Liens granted by such Obligor to Noteholder Agent in its capacity as agent acting for and on behalf of the Noteholders;

               (iii) the Noteholder Agent has been duly appointed and constituted as agent to act for and on behalf of each Noteholder and has been irrevocably authorized to execute and deliver this Intercreditor Agreement for itself and on behalf of each Noteholder and to perform all of its obligations hereunder, and to take such actions on behalf of each Noteholder as may be required of it under the terms hereof, without any further consent or approval of any Noteholder and each Noteholder is and shall be bound by the terms of this Intercreditor Agreement whether or not such Noteholder is a signatory hereto; and

               (iv) this Intercreditor Agreement constitutes the legal, valid and binding obligations of Noteholder Agent and such Noteholder, enforceable in accordance with its terms and shall be binding on it.

          (b) Revolving Loan Lender hereby represents and warrants to Noteholder Agent and the Noteholders that:

               (i) the execution, delivery and performance of this Intercreditor Agreement by Revolving Loan Lender has been duly authorized by the Revolving Loan Lender, and does not contravene any law, any provision of any of the Revolving Loan Agreements or any agreement to which Revolving Loan Lender is a party or by which it is bound; and

               (ii) this Intercreditor Agreement constitutes the legal, valid and binding obligations of Revolving Loan Lender, enforceable in accordance with its terms and shall be binding on it.

          3.2     Amendments.  Any  waiver,  permit,  consent or approval by any
                  ----------
Secured Creditor of or under any provision, condition or covenant to this Intercreditor Agreement must be in writing and shall be effective only to the extent it is set forth in writing and as to the specific facts or circumstances covered thereby. Any amendment of this Intercreditor Agreement must be in writing and signed by Revolving Loan Lender, the Required Holders (as defined in the Note Purchase Agreement) and Noteholder Agent. Any waiver, permit, consent or approval of or under any provision of this Intercreditor Agreement, or any amendment hereto, in writing and signed only by Noteholder Agent shall constitute the valid and binding agreement upon all of the Noteholders, and Revolving Loan Lender shall be entitled to rely thereon without any inquiry or diligence.

          3.3     Successors  and  Assigns.
                  ------------------------

          (a) This Intercreditor Agreement shall be binding upon each Secured Creditor and its successors and assigns and shall inure to the benefit of each Secured Creditor and its successors, participants and assigns. Notwithstanding that a Noteholder may not sign this Intercreditor Agreement, each shall be deemed a party hereto and bound by the terms hereof as if such Secured Creditor were an original signatory hereto.

          (b) To the extent provided in their respective Agreements, each Secured Creditor reserves the right to grant participations in, or otherwise sell, assign, transfer or negotiate all or any part of, or any interest in, the Revolving Loan Debt or Noteholder Debt, as the case may be, and the Collateral securing same; provided, that, no Secured Creditor shall be obligated to give any notices to or otherwise in any manner deal directly with any participant in the Revolving Loan Debt or Noteholder Debt, as the case may be, and no participant shall be entitled to any rights or benefits under this Intercreditor Agreement except through the Secured Creditor with which it is a participant. In connection with any participation or other transfer or assignment, a Secured Creditor (i) may, subject to its Agreements, disclose to such assignee, participant or other transferee or assignee all documents and information which such Secured Creditor now or hereafter may have relating to Borrower, any of Obligors or the Collateral and (ii) shall disclose to such participant or other transferee or assignee the existence and terms and conditions of this Intercreditor Agreement. In the case of an assignment or transfer, the assignee or transferee acquiring any interest in the Noteholder Debt or the Revolving Loan Debt, as the case may be, shall execute and deliver to each of Secured Creditors a written acknowledgement of receipt of a copy of this Intercreditor Agreement and the written agreement by such person to be bound by the terms of this Intercreditor Agreement.

          (c) In connection with any successor financing or replacement of the existing credit facility provided by Revolving Loan Lender to Obligors, Noteholder Agent and Noteholders agree to execute and deliver an agreement containing terms substantially identical to those contained herein in favor of any such successor or replacement Secured Creditors (provided, that, the maximum principal amount of loans available to Obligors in the aggregate from such successor or replacement Secured Creditors shall not exceed the principal amount of loans available to Obligors under the Revolving Loan Agreement as in effect on the date such successor or replacement Secured Creditors enter into such financing arrangements with Obligors) and in connection with any successor financing or replacement of the existing credit facility provided by Noteholders to Obligors, Revolving Loan Lender agrees to execute and deliver an agreement containing terms substantially identical to those contained herein in favor of any such successor or replacement Secured Creditors (provided, that, the maximum principal amount of loans available to Obligors in the aggregate from such successor or replacement Secured Creditors shall not exceed the principal amount of the loans outstanding as of the date such successor or replacement Secured Creditors enter into such financing arrangements with Obligors).

          3.4     Insolvency.  This  Intercreditor Agreement shall be applicable
                  ----------
both before and after any Insolvency Proceeding by or against any Obligor and all converted or succeeding cases in respect thereof, and all references herein to any Obligor shall be deemed to apply to a Noteholder Agent for such Obligor or any Obligor as debtor-in-possession. The relative rights of Revolving Loan Lender, on the one hand, and Noteholder Agent and Noteholders, on the other, to repayment of the Revolving Loan Debt and the Noteholder Debt, respectively, and in or to any distributions from or in respect of any Obligor or any Collateral or proceeds of Collateral, shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Obligor as debtor-in-possession.

          3.5     Bankruptcy  Financing.  If Borrower shall become subject to an
                  ---------------------
Insolvency Proceeding and if Revolving Loan Lender desires to permit the use of cash collateral or to provide financing to Borrower under either Section 363 or
Section 364 of the U.S. Bankruptcy Code or other applicable statute, Noteholder Agent and Noteholders agree as follows: (a) adequate notice to Noteholder Agent and Noteholders shall have been provided for such financing or use of cash collateral if Noteholder Agent receives notice two (2) business days prior to the entry of the order approving such financing or use of cash collateral and
(b) no objection will be raised by Noteholder Agent or any Noteholder to any such financing or use of cash collateral on the ground of a failure to provide "adequate protection" for the Liens of Noteholder Agent or as a result of any of the terms of such financing or use of cash collateral so long as (i) the interest rate, fees, advance rates and lending limits and other terms are commercially reasonable under the circumstances, (ii) to the extent of the secured claim of Noteholder Agent against Borrower, Noteholder Agent receives a replacement Lien on the same post-petition assets of Borrower as are subject to the Lien of Noteholder Agent, and with the same priority as existed with respect to such types of assets, prior to the commencement of the case under the U.S. Bankruptcy Code, and (iii) such financing or use of cash collateral is subject to the terms of this Intercreditor Agreement. For purposes of this Section, notice of a proposed financing or use of cash collateral shall be deemed given when given, in the manner prescribed by Section 3.8 hereof, to Noteholder Agent or its counsel. Noteholder Agent further agrees that neither Noteholder nor the Noteholders will provide to Borrower as debtor-in-possession any financing under
Section 364(d) of the U.S. Bankruptcy Code to the extent that Noteholder Agent or any Noteholder would, in connection with such financing, be granted a priming or pari passu Lien on the pre-petition Collateral of Borrower.

          3.6     Bailee  for  Perfection;  Delivery  of Proceeds.  Each Secured
                  -----------------------------------------------
Creditor hereby appoints the others as agent for the purposes of perfecting their respective Liens in and on any of the Collateral; provided, that, no Secured Creditor shall have any duty or liability to protect or preserve any rights pertaining to any of the Collateral and, except for gross negligence or wilful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction, each Secured Creditor hereby waives, and releases the other Secured Creditors from, all claims and liabilities arising pursuant to the other's role as bailee with respect to the Collateral. In the event Noteholder Agent receives proceeds of any Revolving Loan Priority Collateral, all such proceeds of the Revolving Loan Priority Collateral received by Noteholder Agent shall be forthwith paid over, in the funds and currency received, to Revolving Loan Lender for application to the Revolving Loan Debt, and in the event Revolving Loan Lender receives proceeds of any Noteholder Priority Collateral, all such proceeds of the Noteholder Priority Collateral received by Revolving Loan Lender shall be forthwith paid over, in the funds and currency received, to Noteholder Agent for application to the Noteholder Debt. After the Revolving Loan Termination Date, any proceeds of the Revolving Loan Priority Collateral received by Revolving Loan Lender shall be remitted to Noteholder Agent unless otherwise directed by an order of a court of competent jurisdiction.

          3.7     Notices  of  Default,  Acceleration  and  Enforcement.  Each
                  -----------------------------------------------------
Secured  Creditor  shall  (a) give the other Secured Creditor written notice of:
(i)sending any written notice to a Obligor of an event of default under its Agreements which has not been waived or cured; (ii) any demand of payment of any of the Noteholder Debt or the Revolving Loan Debt, as the case may be, (iii) any commencement of a foreclosure or other lien enforcement proceeding by such Secured Creditor against any Obligor or any of the Collateral, in each case concurrently with the sending of such notice to any Obligor, and (b) provide to the other Secured Creditor a copy of any written notice received by such Secured Creditor from a landlord or other third party of a default by any Obligor under any lease or other agreement of such Obligor with such third party promptly after the receipt thereof by such Secured Creditor; provided, that, the failure
                                                     --------  ----
of either Secured Creditor to send any such notices or provide such copy, as the case may be, shall not create a cause of action against such Secured Creditor or create any claim against it or effect the relative rights, duties or priorities established by this Intercreditor Agreement. The failure by either Secured Creditor to send a copy of any such notice to the other shall not affect the validity of such notice as against any Obligor. Each Obligor hereby authorizes and consents to each Secured Creditor sending to the other such notices or any other information with respect thereto.

          3.8     Notices.  All  notices,  requests  and  demands to or upon the
                  -------
respective parties hereto shall be in writing and shall be deemed duly given, made or received: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if mailed by certified mail, return receipt requested, five (5) days after mailing to the parties at their addresses set forth below (or to such other addresses as the parties may designate in accordance with the provisions of this Section):

   To Revolving Loan Lender:  NEW STREAM COMMERCIAL FINANCE, LLC
                              38C Grove Street
                              Ridgefield, CT 06877
                              Attention: William Steward
                              Telephone: 203-431-0330 Ext 824
                              Facsimile: 203-702-5377

   To Noteholder Agent
     and Noteholders:         GOTTBETTER CAPITAL FINANCE, LLC, as Agent
                              488 Madison Avenue, 12th  Fl.
                              New York, NY 10022
                              Attention: Michael W. Chorske
                              Telephone: 212.400.6990
                              Telecopy: 212.400.6999

Either Secured Creditor may change the address(es) to which all notices, requests and other communications are to be sent by giving written notice of such address change to the other Secured Creditor in conformity with this
Section 3.8, but such change shall not be effective until notice of such change has been received by the other Secured Creditor.

          3.9     Counterparts.  This Intercreditor Agreement may be executed in
                  ------------
any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Intercreditor Agreement it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Intercreditor Agreement by telefacsimile shall have the same force and effect as delivery of an original executed counterpart of this Intercreditor Agreement. Any party delivering an executed counterpart of this Intercreditor Agreement by telefacsimile shall also deliver an original executed counterpart of this Intercreditor Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Intercreditor Agreement as to such party or any other party.

          3.10    Governing Law.  The validity, construction and effect of this
                  -------------
Intercreditor Agreement shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or any other rule of law that would result in the application of the law of any jurisdiction other than the laws of the State of New York.

          3.11    CONSENT  TO  JURISDICTION; WAIVER OF JURY TRIAL.  EACH OF THE
                  -----------------------------------------------
PARTIES HERETO HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEW YORK AND WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS INTERCREDITOR AGREEMENT.

          3.12    Complete  Agreement.  This written Intercreditor Agreement is
                  -------------------
intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement.

          3.13    No  Third Parties Benefited.  Except as expressly provided in
                  ---------------------------
Section 3.3 and consents which are deemed to have been given under Section 2.7 hereof, this Intercreditor Agreement is solely for the benefit of Secured Creditors and their respective successors, participants and assigns, and no other person shall have any right, benefit, priority or interest under, or because of the existence of, this Intercreditor Agreement.

          3.14    Disclosures;  Non-Reliance.  Each  Secured  Creditor  has the
                  --------------------------
means to, and shall in the future remain, fully informed as to the financial condition and other affairs of Obligors and no Secured Creditor shall have any obligation or duty to disclose any such information to any other Secured Creditor. Except as expressly set forth in this Intercreditor

Agreement, the parties hereto have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to: (a) the enforceability, validity, value or collectability of any of the Noteholder Debt or Revolving Loan Debt or any guarantee or security which may have been granted to any of them in connection therewith, (b) the title of any Obligor to or the right of any Obligor to transfer any of the Collateral, or (c) any other matter except as expressly set forth in this Intercreditor Agreement.

          3.15    Term.  This Intercreditor Agreement is a continuing agreement
                  ----
and shall remain in full force and effect until the earlier of (a) payment and satisfaction in full of all Revolving Loan Debt and the termination of the financing arrangements between Revolving Loan Lender and Obligors or (b) payment and satisfaction in full of all Noteholder Debt and the termination of the financing arrangements between Noteholder Agent and Noteholders and Obligors.

     4.   NOTEHOLDER PURCHASE OPTION

          4.1     Notice of Exercise.  If the Purchase Option Trigger shall have
                  -------------------
occurred, Noteholder Agent on behalf of the Noteholders shall have the option at any time upon ten (10) Business Days' prior written notice to Revolving Loan Lender to purchase from Revolving Loan Lender all of the Revolving Loan Debt (the "Revolving Loan Buyout Amount"). Such notice from Noteholder Agent to Revolving Loan Lender shall be irrevocable.

          4.2     Purchase  and Sale.  On the date specified by Noteholder Agent
                  -------------------
in such notice (which shall not be less than five (5) Business Days, nor more than twenty (20) calendar days, after the receipt by Revolving Loan Lender of the notice from Noteholder Agent of its election to exercise such option), Revolving Loan Lender shall sell to Noteholder Agent, and Noteholder Agent shall purchase from Revolving Loan Lender, the Revolving Loan Debt to the extent of the Revolving Loan Buyout Amount (the "Revolving Loan Debt Purchase"). In connection with the Revolving Loan Debt Purchase, Revolving Loan Lender and Noteholder Agent, on behalf of the Noteholders, shall execute and deliver an assignment and Revolving Loan Lender shall assign to the Noteholder Agent, for the benefit of the Noteholders, the Revolving Loan Debt relating to the Revolving Loan Debt Purchase. In addition to and not in limitation of the foregoing, contemporaneously with the consummation of the Revolving Loan Debt Purchase, the Revolving Loan Lender shall have no further obligation whatsoever to make any loans, advances or other financial accommodations to or for the benefit of any Obligor under any Revolving Loan Agreements. Revolving Loan Lender hereby represents and warrants that, as of the date hereof, no approval of any court or other regulatory or governmental authority is required for the Revolving Loan Debt Purchase.

          4.3     Payment of Purchase Price.  Upon the date of such purchase and
                  --------------------------
sale, Noteholder Agent shall (a) pay to Revolving Loan Lender as the purchase price therefor the full amount of all the Revolving Loan Buyout Amount then outstanding and unpaid (including principal, interest, fees and expenses, including reasonable attorneys' fees and legal expenses payable pursuant to the Revolving Loan Agreement), (b) without duplication of any amounts paid under
Section 4.3(a) above, furnish cash collateral to Revolving Loan Lender in a manner and in such amounts as Revolving Loan Lender determines is reasonably necessary to secure

Revolving Loan Lender in connection with any issued and outstanding letters of credit provided by Revolving Loan Lender (or letters of credit that Revolving Loan Lender has arranged to be provided by third parties pursuant to the financing arrangements of Revolving Loan Lender with Borrower or any Obligor) to Borrower or any Obligor (but not in any event in an amount greater than 110% of the aggregate undrawn face amount of such letters of credit), (c) agree to reimburse Revolving Loan Lender for any loss, cost, damage or expense (including reasonable attorneys' fees and legal expenses) in connection with any commissions, fees, costs or expenses related to any issued and outstanding letters of credit as described above and any checks or other payments provisionally credited to the Revolving Loan Debt, and/or as to which Revolving Loan Lender has not yet received final payment, (d) agree to reimburse Revolving Loan Lender in respect of indemnification obligations of Borrower under the Revolving Loan Agreements as to matters or circumstances known to Noteholder Agent at the time of the purchase and sale which would reasonably be expected to result in any loss, cost, damage or expense (including reasonable attorneys' fees and legal expenses) to Revolving Loan Lender, provided that, in no event will Noteholder Agent or Noteholders have any liability for such amounts in excess of proceeds of Collateral received by Noteholder Agent, and (e) agree to indemnify and hold harmless Revolving Loan Lender from and against any loss, liability, claim, damage or expense (including reasonable fees and expenses of legal counsel) arising out of any claim asserted by a third party in respect of the Revolving Loan Debt or Collateral as a direct result of any acts by Noteholder Agent occurring after the date of such purchase. Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of Revolving Loan Lender as Revolving Loan Lender may designate in writing to Noteholder Agent for such purpose. Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by Noteholder Agent to the bank account designated by Revolving Loan Lender are received in such bank account prior to 1:00 p.m., New York City time and interest shall be calculated to and including such Business Day if the amounts so paid by Noteholder Agent to the bank account designated by Revolving Loan Lender are received in such bank account later than 1:00 p.m., New York City time.

          4.4     Limitation  on  Representations and Warranties.  Such purchase
                  -----------------------------------------------
shall be expressly made without representation or warranty of any kind by Revolving Loan Lender as to the Revolving Loan Debt or otherwise and without recourse to Revolving Loan Lender, except that Revolving Loan Lender shall represent and warrant: (a) the amount of the Revolving Loan Debt being purchased from it, (b) that Revolving Loan Lender owns the Revolving Loan Debt free and clear of any Liens or encumbrances and (c) that Revolving Loan Lender has the right to assign such Revolving Loan Debt and the assignment is duly authorized.

          4.5     Notice  of Exercise of Remedies.  Revolving Loan Lender agrees
                  --------------------------------
that it will give Noteholder Agent ten (10) business days' prior written notice of its intention to commence the exercise of any Lien Enforcement Action against the Revolving Loan Priority Collateral. In the event that during such ten (10) business day period, Noteholder Agent shall send to Revolving Loan Lender the irrevocable notice of Noteholder Agent's intention to exercise the purchase option given by Revolving Loan Lender to Noteholder Agent under Section 4.1 hereof, Revolving Loan Lender shall not commence any foreclosure or other action to sell or otherwise realize upon the Collateral (provided that (a) continuing collection of accounts receivable and (b) to the extent such action does not constitute a Lien Enforcement Action, other actions permitted under the Revolving Loan Agreements shall not be prohibited hereunder), provided, that, Revolving Loan Lender's forbearance shall terminate if the purchase and sale with respect to the Revolving Loan Debt provided for herein shall not have closed within twenty (20) days after the receipt by the Revolving Loan Lender of the irrevocable notice from Noteholder Agent, and Revolving Loan Lender shall not have received payment in full of the Revolving Loan Debt as provided for herein within such twenty (20) day period.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be duly executed as of the day and year first above written.

                                        NEW STREAM COMMERCIAL FINANCE, LLC

                                        By:
                                           ---------------------------

                                        Title:
                                               -----------------------

                                        GOTTBETTER CAPITAL FINANCE, LLC,
                                          as Agent

                                        By:
                                           ---------------------------

                                        Title: President

     Each of the undersigned hereby acknowledges and agrees to the foregoing terms and provisions. By its signature below, the undersigned agrees that it will, together with its successors and assigns, be bound by the provisions hereof.

     Each of the undersigned agrees that any Secured Creditor holding Collateral does so as bailee (under the UCC) for each other Secured Creditor which has a Lien on such Collateral and is hereby authorized to and may turn over to the other Secured Creditor upon request therefor any such Collateral, after all obligations and indebtedness of each of the undersigned to the bailee Secured Creditor have been fully paid and performed.

     Each of the undersigned acknowledges and agrees that: (i) although it may sign this Intercreditor Agreement it is not a party hereto and does not and will not receive any right, benefit, priority or interest under or because of the existence of the foregoing Intercreditor Agreement (except for a consent which is deemed to have been given by any of Secured Creditors under Section 2.7), and
(ii) it will execute and deliver such additional documents and take such additional action as may be necessary or desirable in the opinion of either of Noteholder Agent or Revolving Loan Lender to effectuate the provisions and purposes of the foregoing Intercreditor Agreement.

                                        CROCHET & BOREL SERVICES, INC.


                                        By:
                                           ---------------------------
                                        Name:
                                             -------------------------
                                        Title:
                                              ------------------------


                                        CHARYS HOLDINGS COMPANY, INC.


                                        By:
                                           ---------------------------
                                        Name:
                                             -------------------------
                                        Title:
                                              ------------------------